                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549



                                   FORM 8-K


                          Current Report Pursuant to
                          Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):         September 26, 1997
                                                    ---------------------------

                           U.S. HomeCare Corporation
--------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)

                                   New York
--------------------------------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)


       0-19240                                           13-2853680
-----------------------------             --------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


      Two Hartford Square West, Hartford, Connecticut               06103
  ---------------------------------------------------------------------------
      (Address of Principal Executive Offices)                 (Zip Code)


                                (860) 278-7242
      -------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                750 Main Street, Hartford, Connecticut   06103
   -------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events
-------  ------------

         On September 26, 1997, U.S. HomeCare Corporation ("USHO") entered into an Agreement and Plan of Merger by and among USHO, Home Health Corporation of America, Inc. ("HHCA"), and HHCA Acquisition Corporation, Inc., a wholly-owned subsidiary of HHCA (the "Merger Agreement"). Under the terms of the Merger Agreement, USHO will become a wholly-owned subsidiary of HHCA, with USHO shareholders receiving HHCA common stock in exchange for their USHO common stock and USHO preferred stock (the "Merger"). The Merger will be structured as a tax-free reorganization and accounted for as a pooling of interests. The Merger is subject to a number of conditions, including approval by the stockholders of USHO and HHCA.

Item 7.  Financial Statements and Exhibits
-------  ---------------------------------

         Exhibit 10.1 Agreement and Plan of Merger, dated as of September 26, ------------ 1997, among Home Health Corporation of America, Inc.,
                       HHCA Acquisition Corporation, Inc. and U.S. HomeCare Corporation.

         Exhibit 99.1 Joint Press Release of U.S. HomeCare Corporation and ------------ Home Health Corporation of America, Inc., dated
                       September 29, 1997.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              U.S. HomeCare Corporation
                                      (Registrant)

                              By: /s/ Jay C. Huffard
                                  ------------------------------------------
                              Name:  Jay C. Huffard
                                   -----------------------------------------
                              Title:  President and Chief Executive Officer,
                                    ----------------------------------------
                                          Chairman and Director
                                       -------------------------------------



Dated:  October 7, 1997




                                      -3-